Exhibit 10.2

JOINDER TO CREDIT AGREEMENT

THIS JOINDER TO CREDIT AGREEMENT (this “Agreement”) is made this 28th day of June, 2013, by and among CORESITE, L.P., a Delaware limited partnership (“Parent Borrower”), the Subsidiary Borrowers party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

R E C I T A L S

WHEREAS, the Parent Borrower and the Subsidiary Borrowers have entered into that certain Second Amended and Restated Credit Agreement dated as of January 3, 2013 (the “Credit Agreement”) with KeyBank National Association, as Administrative Agent (the “Agent”) on behalf of certain Lenders and the various Lenders party thereto (unless otherwise defined herein, capitalized terms defined in the Credit Agreement shall have the same meaning in this Agreement); and

WHEREAS, at the request of the Borrowers, Wells Fargo Bank, National Association (“Wells”) has agreed to issue a Commitment and become a Lender under the Credit Agreement.

NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.                                      Wells hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, it will be deemed to be a Lender for all purposes of the Credit Agreement and the other Loan Documents, issues its Commitment thereunder in the amount of $25,000,000.00, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement and the other Loan Documents; (b) agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender; (c) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement; (d) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation by Wells of this Agreement, and the performance by Wells as a Lender under the Credit Agreement, have been obtained; (e) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; and (f) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto.  As of the date of this Agreement, Wells shall be a party to the Credit Agreement and the other Loan Documents and shall have the rights and obligations of a Lender thereunder

2.                                      The Credit Agreement is hereby deemed modified to reflect the increase in the Total Commitment evidenced hereby and the addition of Wells as a Lender under the Credit

Agreement, and Schedule 1.1 attached hereto is hereby substituted in lieu of the pre-existing Schedule 1.1 to the Credit Agreement, to reflect the joinder of Wells.

3.                                      The Borrowers represent and warrant to the Lenders that after giving effect to this Agreement (a) the representations and warranties made by the Borrowers in the Loan Documents or otherwise made by or on behalf of the Borrowers in connection therewith or after the date thereof were true and correct in all material respects when made and remain true and correct in all material respects on the date the Total Commitment is increased, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

4.                                      Each Borrower represents and warrants as follows:

(a)                                 It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)                                 This Agreement has been duly executed and delivered by each Borrower and constitutes each Borrowers’ legal, valid and binding obligations, enforceable in accordance with its terms.

(c)                                  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrowers of this Agreement.

5.                                      Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement, as amended by this Agreement.  It is intended that this Agreement be governed by the laws of the State of New York, including, without limitation, New York General Obligations Law Section 5-1401.

6.                                      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

7.                                      For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same legal effect as originals.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

PARENT BORROWER:

CORESITE, L.P., a Delaware limited partnership, by its general partner, CoreSite Realty Corporation, a Maryland corporation

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SUBSIDIARY BORROWERS:

CORESITE REAL ESTATE 70 INNERBELT, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 900 N. ALAMEDA, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 2901 CORONADO, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 1656 MCCARTHY, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 427 S. LASALLE, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE CORONADO STENDER, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 2115 NW 22ND STREET, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE ONE WILSHIRE, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

CORESITE REAL ESTATE 12100 SUNRISE VALLEY DRIVE L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION, as Lender and as Agent

	By:	/s/ Gregory Lane
	Name:	Gregory Lane
	Title:	Vice President

(SEAL)

Address: KeyBank National Association 225 Franklin Street Boston, Massachusetts 02110 Attention: Gregory W. Lane Telephone: 617-385-6212 Facsimile: 617-385-6293

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin Stacker
Name:	Kevin Stacker
Title:	Vice President

(SEAL)

Address:

Wells Fargo Bank, National Association
1800 Century Park East
Suite 1200
Los Angeles, California 90067
Attention: Ryan S. Gawel
Telephone:	(310) 789-3787
Facsimile:	(310) 789-3733

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Alternative Currency Funding Commitment

KeyBank National Association 225 Franklin Street Boston, Massachusetts 02110 Attention: Gregory W. Lane Telephone: 617 385 6212 Facsimile: 617- 385-6293	$65,000,000.00	16.049382716049%	$6,419,753.09

LIBOR Lending Office Same as Above

Bank of America, N.A. 315 Montgomery Street, 6th Floor CA5-704-06-37 San Francisco, California 94104-1866 Attention: James P. Johnson Telephone: 415-913-4699 Facsimile: 415-913-2356	$45,000,000.00	11.111111111111%	$4,444,444.44

LIBOR Lending Office Same as Above

CitiBank, N.A. 388 Greenwich Street, 23rd Floor New York, New York 10013 Attention: Chiara Weisbrod Telephone: 212-723-6559 Facsimile: 646-688-2077	$45,000,000.00	11.111111111111%	$4,444,444.44

LIBOR Lending Office Same as Above

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Alternative Currency Funding Commitment

Royal Bank of Canada New York Branch Three World Financial Center 200 Vesey Street New York, NY 10281-8098 Attn: Manager, Loans Administration Telephone: 877-332-7455 Facsimile: 212-428-237	$65,000,000.00	16.049382716049%	$6,419,753.09

LIBOR Lending Office Same as Above

Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue, 19th Floor New York, NY 10010 Attention: William O’Daly, Vice President Telephone: 212-325-1986 Facsimile: 212-743-2254	$35,000,000.00	8.641975308642%	$3,456,790.12

LIBOR Lending Office Same as Above

Regions Bank 1900 5th Avenue North, 15th Floor Birmingham, Alabama 35203 Attention: Kerri Raines Telephone: 205 801 0621 Facsimile: 205 264 5456	$65,000,000.00	16.049382716049%	$6,419,753.09

LIBOR Lending Office Same as Above

CoBank, ACB 550 South Quebec Street. Greenwood Village, Co. 80111	$10,000,000.00	2.469135802469%	$987,654.32

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Alternative Currency Funding Commitment

Attention: Nicholas Heslip Telephone: 303 740 4154 Facsimile: 303 740 4002

LIBOR Lending Office Same as above

Jefferies Group, Inc. Jefferies & Company, Inc. 520 Madison Avenue, 7th Floor New York, NY 10022 Telephone: 212.323.3932 Facsimile: 646.786.5849	$25,000,000	6.172839506173%	$2,469,135.80

LIBOR Lending Office Same as above

Toronto Dominion (Texas) LLC c/o TD Securities Royal Trust Tower, 25th Floor 77 King Street West Toronto Ontario M5K 1A2 Attention: Ruth Bengo Telephone: 416-983-8879 Facsimile: 416-983-0003	$25,000,000	6.172839506173%	$2,469,135.80

LIBOR Lending Office Same as Above

Wells Fargo Bank, National Association 1800 Century Park East Suite 1200 Los Angeles, California 90067 Attention: Ryan S. Gawel Telephone: (310) 789-3787 Facsimile: (310) 789-3733	$25,000,000.00	6.172839506173%	$2,469,135.80

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Alternative Currency Funding Commitment

LIBOR Lending Office Same as Above

Consent and Acknowledgment of Guarantor

The undersigned, as a Guarantor under that certain Second Amended and Restated Guaranty dated January 3, 2013 (the “Guaranty”) executed by the undersigned in favor of the Agent and the Lenders,  hereby consents to, and agrees to be bound by, this Agreement and hereby confirms and agrees that, notwithstanding this Agreement, the Guaranty and each other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

GUARANTOR:

CORESITE REALTY CORPORATION, a Maryland corporation

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal, Secretary and General Counsel